UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                February 22, 2008
                Date of Report (Date of earliest event reported)

                             TARPON INDUSTRIES, INC.
             (Exact name of registrant as specified in its Charter)


        Michigan                      001-32428                   30-0030900
(State or other jurisdiction     (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)

                                2420 Wills Street
                           Marysville, Michigan 48040
               (Address of principal executive offices) (Zip Code)

                                 (810) 364-7421
               Registrant's telephone number, including area code

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.03 Creation of Direct  Financial  Obligation  or an  Obligation  under an
Off-Balance Sheet Arrangement of a Registrant

On February 22, 2008, the Registrant consummated, pursuant to a subscription agreement, promissory note and related documents, a bridge financing (the "Financing") in the amount of $400,000, representing a sale of Units comprised of promissory notes (the "Notes") and an aggregate of 2,000,000 shares of common stock. In connection with the Notes, the Registrant will pay interest at the rate of eight (8%) percent per annum. The principal and the interest accrued thereon shall be due and payable at the earlier of: (a) two (2) months from the date of the Notes, and (b) the receipt of Mandatory Repayment Funds (defined below) but only to the extent thereof. "Mandatory Repayment Funds" shall mean sixty (60%) percent of the gross proceeds of any financing to the Registrant after the date of the Notes as and when received by the Registrant.

The Financing is intended only as a bridge to an additional private placement which the Registrant has commenced and intends to conclude by March 15, 2008, the successful consummation of which there can be no assurance. If the Registrant is unable to generate adequate funds from operations or raise additional funds, the Registrant will not be able to repay its existing debt, including the Notes, or fund its operations, which may cease.

The foregoing description of the Notes described above is only a summary and is not intended to be complete. You are encouraged to read the form of Note annexed as an exhibit to this Current Report of the Registrant on Form 8-K. The foregoing is not, and shall not constitute, an offer to sell, or a solicitation of an offer to buy, securities, nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 2.03 in this Current Report on Form 8-K is hereby incorporated by reference in its entirety.


Item 9.01  Financial Statements and Exhibits

          Exhibit No.   Description
          -----------   ------------

          10.1          Form of Promissory Note


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 27, 2008                   TARPON INDUSTRIES, INC.


                                        By: /s/ James W. Bradshaw
                                            ---------------------------
                                            James W. Bradshaw
                                            Chief Executive Officer